                                                                     Exhibit 99c


                 FMC CORPORATION AND CONSOLIDATED SUBSIDIARIES
                 ---------------------------------------------
                  CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                  -------------------------------------------
                      EXCLUDING SPECIAL EXPENSE ITEMS (1)
                      -----------------------------------
             (Unaudited and in millions, except per share amounts)

                                                                  Three Months Ended                       Six Months Ended
                                                                        June 30                                June 30
                                                              ---------------------------           ------------------------------
                                                                  2001             2000                 2001                2000
                                                              ----------       ----------           -----------         ----------
Revenue  (2)                                                  $  1,001.3       $  1,010.9           $   1,877.9         $  2,014.5

Operating costs and expenses  (2)                                  909.2            888.0               1,740.3            1,824.5
                                                              ----------       ----------           -----------         ----------

                                                                    92.1            122.9                 137.6              190.0

Minority interests                                                   2.0              0.8                   2.4                1.5
Net interest expense                                                22.6             25.6                  43.9               48.6
                                                              ----------       ----------           -----------         ----------
Income before income taxes, excluding
   special expense items (1)                                        67.5             96.5                  91.3              139.9

Provision for income taxes                                          16.5             23.6                  22.3               34.3
                                                              ----------       ----------           -----------         ----------


After-tax income, excluding special expense items (1)         $     51.0       $     72.9           $      69.0         $    105.6
                                                              ==========       ==========           ===========         ==========

Basic after-tax income per share,
   excluding special expense items (1)                        $     1.63       $     2.40           $      2.23         $     3.48
                                                              ==========       ==========           ===========         ==========

Average number of  shares used in basic earnings
  per share computations                                            31.2             30.4                  31.0               30.4
                                                              ==========       ==========           ===========         ==========

Diluted after-tax income per share,
   excluding special expense items (1)                        $     1.58       $     2.31           $      2.14         $     3.36
                                                              ==========       ==========           ===========         ==========

Average number of  shares used in diluted earnings
  per share computations                                            32.3             31.5                  32.2               31.4
                                                              ==========       ==========           ===========         ==========

(1) Special expense items consist of asset impairments, restructuring and other charges in 2001 and 2000, and reorganization-related charges in 2001.

(2) Revenue and operating costs and expenses for 2000 have been adjusted to apply recently issued accounting guidance for reporting shipping and handling costs. The reclassification had no effect on previously reported after-tax income or income per share.